-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

-------------------------------------------------------------------------------


                                    FORM 8-K

-------------------------------------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2007

                                 OMI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Marshall Islands               000-14135              52-2098714
   (State or Other Jurisdiction   (Commission File Number)   (IRS Employer
         of Incorporation)                                  Identification No.)

One Station Place, Stamford, Connecticut                      06902
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (203) 602-6700

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


-------------------------------------------------------------------------------



     Check  the   appropriate  box  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On April 17, 2007, OMI Corporation, Teekay Shipping Corporation and A/S Dampskibbsselskabet Torm issued a press release announcing that they entered into a Transaction Agreement, dated April 17, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference in its entirety.


Item 9.01  Financial Statements and Exhibits.

         (d)      Exhibits.

         The following exhibit is furnished herewith:

Exhibit
Number    Description

     99.1 Press Release of OMI Corporation, Teekay Shipping Corporation and A/S Dampskibbsselskabet Torm, dated April 17, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OMI Corporation



Date:  April 17, 2007

                   By:  /s/ Craig H. Stevenson, Jr.
                   --------------------------------
                   Name:    Craig H. Stevenson, Jr.
                   Title:   Chairman of the Board and Chief Executive Officer



                   By:  /s/ Kathleen C. Haines
                   --------------------------------
                   Name:    Kathleen C. Haines
                   Title:   Senior Vice President, Chief Financial
                            Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit
Number    Description

     99.1 Press Release of OMI Corporation, Teekay Shipping Corporation and A/S Dampskibbsselskabet Torm, dated April 17, 2007.